Heitman US Real Estate Securities Fund
SCHEDULE OF INVESTMENTS (UNUAUDITED)
March 31, 2022

	Shares	Value
COMMON STOCKS - 1.28%
Real Estate Operating Companies - 1.28%
Tricon Residential, Inc. (b)	115,430	$1,833,028
TOTAL COMMON STOCKS
(Cost $1,558,261)		1,833,028

REAL ESTATE INVESTMENT TRUSTS (REITs) - 97.95%
Health Care REITs - 13.26%
Healthpeak Properties, Inc.	138,370	4,750,242
Physicians Realty Trust	88,628	1,554,535
Ventas, Inc.	80,612	4,978,597
Welltower, Inc.	80,507	7,739,943
		19,023,317
Hotel & Resort REITs - 4.37%
DiamondRock Hospitality Company (a)	373,185	3,769,168
Pebblebrook Hotel Trust	102,485	2,508,833
		6,278,001
Industrial REITs - 16.55%
Duke Realty Corporation	132,342	7,683,776
First Industrial Realty Trust, Inc.	40,170	2,486,925
Prologis, Inc.	46,280	7,473,294
Rexford Industrial Realty, Inc.	81,740	6,096,987
		23,740,982
Office REITs - 5.98%
Kilroy Realty Corporation	55,143	4,214,028
Piedmont Office Realty Trust, Inc., Class A	192,461	3,314,179
Postal Realty Trust, Inc., Class A	62,784	1,056,027
		8,584,234
Residential REITs - 20.74%
AvalonBay Communities, Inc.	33,097	8,220,302
Centerspace	16,350	1,604,262
Independence Realty Trust, Inc.	124,472	3,291,040
Invitation Homes, Inc.	89,587	3,599,605
Sun Communities, Inc.	36,758	6,443,310
UDR, Inc.	115,103	6,603,459
		29,761,978

Retail REITs - 16.27%
Acadia Realty Trust	75,729	1,641,047
Agree Realty Corporation	40,510	2,688,244
Kimco Realty Corporation	137,943	3,407,192
NETSTREIT Corporation	98,065	2,200,579
Realty Income Corporation	71,577	4,960,286
Simon Property Group, Inc.	24,040	3,162,702
SITE Centers Corporation	213,273	3,563,792
Urban Edge Properties	89,750	1,714,225
		23,338,067
Specialized REITs - 20.78%
Digital Realty Trust, Inc.	60,551	8,586,132
EPR Properties	30,046	1,643,817
Equinix, Inc.	5,276	3,912,787
Life Storage, Inc.	23,606	3,314,991
Public Storage	25,280	9,866,278
SBA Communications Corporation	7,240	2,491,284
		29,815,289
TOTAL REITs
(Cost $121,622,464)		140,541,868

SHORT-TERM INVESTMENTS - 0.55%
Money Market Fund - 0.55%
First American Treasury Obligations Fund, Class X, 0.2% (c)	784,260	784,260
Total Short-Term Investments
(Cost $784,260)		784,260
Total Investments
(Cost $123,964,985) - 99.78%		143,159,156
Other Assets In Excess Of Liabilities - 0.22%		322,398
Total Net Assets - 100.00%		$143,481,554

(a) Non-income producing security.
(b) Foreign security.
(c) The rate quoted is the annualized seven-day effective yield as of March 31, 2022.

Investment Valuation

The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITs”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Fixed income securities, including short-term debt instruments having a maturity less than 60 days, are valued at the evaluated mean price supplied by an approved independent third-party pricing service (“Pricing Service”). These securities are categorized in Level 2 of the fair value hierarchy.

Exchange traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open–end investment companies (including money market funds), other than exchange traded funds, are valued at their reported net asset value (“NAV”) per share. To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”). These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board regularly reviews reports that describe any fair value determinations and methods.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of March 31, 2022:

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$1,833,028	$-	$-	$1,833,028
REITs(1)	140,541,868	-	-	140,541,868
Short-Term Investments	784,260	-	-	784,260
Total	$143,159,156	$-	$-	$143,159,156

(1) Please refer to the Schedules of Investments to view REITs segregated by sub-industry type.

During the period ended March 31, 2022, the Fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P").  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.